Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS
On January 31, 2014, the Company incurred long-term debt of $1.6 billion as follows:

At January 31, 2014
Term Loan, due 2021, net of discount	$798.0
5.250% Senior Notes due 2022	400.0
5.625% Senior Notes due 2024	400.0
Total long-term debt	$1,598.0

On January 31, 2014, CBS Outdoor Americas Capital LLC (“Capital LLC”) and CBS Outdoor Americas Capital Corporation (“Finance Corp.”), wholly owned subsidiaries of the Company (collectively, the “Borrowers”), entered into an $800 million Term Loan due 2021 and a $425 million Revolving Credit Facility, which matures in 2019 (the “Senior Credit Facilities”). The Senior Credit Facilities are governed by a credit agreement, dated as of January 31, 2014 (the “Credit Agreement”), among the Borrowers, the Company and the other guarantors from time to time party thereto, Citibank, N.A., as administrative agent, and the lenders from time to time party thereto. On January 31, 2014, the Borrowers borrowed the full amount of the Term Loan and there were no outstanding borrowings under the Revolving Credit Facility at February 18, 2014.
All obligations under the Senior Credit Facilities are unconditionally guaranteed by the Company and its material existing and future direct and indirect wholly owned domestic subsidiaries (except the Borrowers), subject to certain exceptions. All obligations under the Senior Credit Facilities, and the guarantees of those obligations, are secured, subject to certain exceptions, by substantially all of the assets of the Borrowers and the guarantors under the Senior Credit Facilities.
The Term Loan bears interest at a per annum rate equal to 2.25% plus the greater of the London Interbank Offered Rate (“LIBOR”) or 0.75%. The interest rate on the Term Loan was 3.00% per annum at January 31, 2014. Borrowing rates under the Revolving Credit Facility are based on LIBOR plus a margin based on the Company’s consolidated net secured leverage ratio, which is the ratio of (i) the Company’s consolidated secured debt (less up to $150 million of unrestricted cash and cash equivalents) to (ii) the Company’s consolidated EBITDA (as defined in the Credit Agreement). Interest on the Term Loan and Revolving Credit Facility is payable at the end of each LIBOR period, but in no event less frequently than quarterly. The Borrowers pay a commitment fee based on the amount of unused commitments under the Revolving Credit Facility.
The Credit Agreement contains certain customary affirmative and negative covenants, representations and warranties and events of default. The occurrence of an event of default under the Credit Agreement could result in the termination of the commitments under the Revolving Credit Facility and the acceleration of all outstanding borrowings under the Senior Credit Facilities and could cause a cross-default that could result in the acceleration of other indebtedness, including the full principal amount of the Senior Notes. The terms of the Revolving Credit Facility require the Company to maintain a maximum consolidated net secured leverage ratio of 3.50 to 1.00, which will be increased to 4.00 to 1.00 if the Company elects to be taxed as a REIT.
The Borrowers are permitted to prepay amounts outstanding under the Senior Credit Facilities at any time. If a prepayment of the Term Loan is made on or prior to July 31, 2014 as a result of certain refinancing or repricing transactions, the Borrowers will be required to pay a fee equal to 1.00% of the principal amount of the obligations so refinanced or repriced. Subject to certain exceptions (including in certain cases, reinvestment rights), the Term Loan requires the Borrowers to prepay certain amounts outstanding thereunder with the net cash proceeds of certain asset sales, certain casualty events and certain issuances of debt.
Also on January 31, 2014, the Borrowers issued $400 million aggregate principal amount of 5.250% senior notes due 2022 and $400 million aggregate principal amount of 5.625% senior notes due 2024. The Senior Notes were issued pursuant to an indenture dated as of January 31, 2014 among Capital LLC, Finance Corp., the Company and the other guarantors party thereto from time to time and Deutsche Bank Trust Company Americas, as trustee. The indenture governing the Senior Notes contains certain customary affirmative and negative covenants and events of default. The occurrence of an event of default under the indenture governing the Senior Notes could cause a cross-default that could result in the acceleration of other indebtedness, including all outstanding borrowings under the Senior Credit Facilities. The Senior Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company and each of its direct and indirect subsidiaries that guarantees the Senior Credit Facilities. Interest on the Senior Notes is payable on May 15 and November 15 of each year, beginning on May 15, 2014.
The Borrowers may redeem some or all of the 5.250% senior notes due 2022 and 5.625% senior notes due 2024 at any time, or from time to time, on or after February 15, 2017 and February 15, 2019, respectively, at a premium that will decrease over time, plus accrued and unpaid interest to the date of redemption. Prior to such dates the Borrowers may redeem some or all of such notes subject to payment of a customary make-whole premium. In addition, prior to February 15, 2017, the Borrowers may redeem up to 35% of the aggregate principal amount of each series of Senior Notes with the proceeds of certain equity offerings. In connection with the issuance of the Senior Notes, the Borrowers, the Company and the other guarantors of the Senior Notes entered into a registration rights agreement dated as of January 31, 2014 with the initial purchasers of the Senior Notes (the “Notes Registration Rights Agreement”). Pursuant to the Notes Registration Rights Agreement, the Company and the Borrowers have agreed to use their commercially reasonable best efforts to cause a registration statement to become effective with the SEC relating to an offer to exchange the Senior Notes for registered Senior Notes having substantially identical terms, or in certain cases, to register the Senior Notes for resale. If the Company and the Borrowers are not in timely compliance with their obligations to register or exchange the Senior Notes pursuant to the terms of the Notes Registration Rights Agreement, the Borrowers will be required to pay additional interest to the holders of the Senior Notes under certain circumstances.
As a result of the transactions described above, on January 31, 2014, the Company incurred indebtedness of $1.6 billion, from which the Company received net proceeds of approximately $1.57 billion after deducting bank fees, discounts and commissions incurred in connection therewith. Pursuant to the completion of the CBS reorganization transactions, the Company transferred approximately $1.52 billion of the proceeds to a wholly owned subsidiary of CBS, which is an amount equal to the net proceeds of this indebtedness less $50 million, which remained with the Company to use for corporate purposes and ongoing cash needs.
On January 31, 2014, the Borrowers also entered into a Letter of Credit Facility, pursuant to which the Company may obtain letters of credit from time to time in an aggregate outstanding face amount of up to $80 million. After the first year, the Letter of Credit Facility will automatically extend for successive one-year periods unless either the Borrowers or the issuing bank under it elect not to extend it. The same subsidiaries that guarantee the Senior Credit Facilities guarantee the Letter of Credit Facility, and the Letter of Credit Facility is secured on an equal and ratable basis by liens in the same collateral that secures the Senior Credit Facilities.